                                                                      Exhibit 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of UNITED STATES SURGICAL CORPORATION, a Delaware corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Act"), of a Registration Statement on Form S-3 with respect to the registration under the Act of up to $500,000,000 in aggregate offering amount of the Company's common stock, par value $.10 per share, the Company's preferred stock, par value $5.00 per share, depositary shares representing interests in preferred stock, debt securities and/or warrants to purchase such common stock, preferred stock, depositary shares, and debt securities, hereby constitutes and appoints Thomas R. Bremer and Richard A. Douville such undersigned's true and lawful attorneys-in-fact and agents, and vests each of them with full power to act without the other as such undersigned's true and lawful attorney-in-fact and agent, for and in the name, place and stead of such undersigned, in any and all capacities, to sign said Registration Statement and any and all future amendments thereto and any additional registration statements relating to such securities filed pursuant to Rule 462(b) of the Act and to file said Registration Statement and each such future amendment and additional registration statement, with all exhibits thereto, and any and all other documents in connection therewith, including prospectuses and supplements thereto, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such undersigned might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 3rd day of February, 1998.

     By:              /s/ LEON C. HIRSCH
          ------------------------------------------
                        Leon C. Hirsch
                  Chairman of the Board and
             Chief Executive Office and Director
                (Principal Executive Officer)

     By:             /s/ JAMES R. MELLOR
          ------------------------------------------
                       James R. Mellor
                           Director

     By:              /s/ JULIE K. BLAKE
          ------------------------------------------
                        Julie K. Blake
                           Director

     By:          /s/ HOWARD M. ROSENKRANTZ
          ------------------------------------------
                    Howard M. Rosenkrantz
                           Director

     By:             /s/ JOHN A. BOGARDUS
          ------------------------------------------
                       John A. Bogardus
                           Director

     By:            /s/ MARIANNE SCIPIONE
          ------------------------------------------
                      Marianne Scipione
                           Director

     By:             /s/ THOMAS R. BREMER
          ------------------------------------------
                       Thomas R. Bremer
                           Director

     By:             /s/ BARRY D. ROMERIL
          ------------------------------------------
                       Barry D. Romeril
                           Director

     By:              /s/ TURI JOSEFSEN
          ------------------------------------------
                        Turi Josefsen
                           Director

     By:              /s/ JOHN R. SILBER
          ------------------------------------------
                        John R. Silber
                           Director

     By:             /s/ DOUGLAS L. KING
          ------------------------------------------
                       Douglas L. King
                           Director

     By:           /s/ RICHARD A. DOUVILLE
          ------------------------------------------
                     Richard A. Douville
                  Senior Vice President and
                   Chief Financial Officer
                 (Principal Financial Officer

     By:              /s/ WILLIAM F. MAY
          ------------------------------------------
                        William F. May
                           Director

     By:            /s/ JOSEPH C. SCHERPF
          ------------------------------------------
                      Joseph C. Scherpf
                Vice President and Controller
                (Principal Accounting Officer)